UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

                           For December 22, 2005


                             visonGATEWAY, Inc.
           (Exact name of registrant as specified in its charter)

            Nevada                0-30499                     90-0015691
(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)              Identification No.)

12707 High Bluff Drive, Suite 200, San Diego, California    92130
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (858) 794-1416



        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On December 22, 2005, visionGATEWAY, Inc. released an update on its activities covering Distribution & Marketing, Sales, Research & Development and Funding in conjunction with its initial Revenue forecasts for calendar 2006.

This release should be read in conjunction with recent filings on Forms 10QSB and 8K by visionGATEWAY, Inc.

Forward-Looking Statements
Statements made in this Form 8-K, which are not purely historical and statements preceded by, followed by or that include the words "may," "could," "should," "expects," "projects," "anticipates," "believes," "estimates," "plans," "intends," "targets," or similar expressions, are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company.

Forward-looking statements involve inherent risks and uncertainties, and may be dependent upon important factors (many of which are beyond the Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, either nationally, internationally or in the communities in which the Company conducts its business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company's ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, governmental, regulatory and technical factors affecting the Company's operations, products, services and prices.

Accordingly, results actually received may differ materially from results expected in these statements. Forward-looking statements speak only as of the date they were made. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date such statements were made.


Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements.

          None.

     (b)  Pro Forma financial information.

          None.

     (c)  Exhibits

Exhibit 99          Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             visionGATEWAY, Inc.

                                             /s/Michael Emerson
                                             _______________________
                                             Michael Emerson
                                             Chief Executive Officer

Exhibit 99   Press Release

visionGATEWAY ANNOUNCES UPDATE ON ACTIVITIES AND INITIAL FORECASTS FOR 2006


Los Angeles, December 22, 2005   visionGATEWAY, Inc. (OTCBB: VGWA) announced
an update on its activities covering Distribution & Marketing, Sales, Research & Development and Funding in conjunction with its initial Revenue forecasts for calendar 2006.

During the second half of 2005, visionGATEWAY began to execute on its updated business plan that strengthens its strategies and creates greater opportunity for revenue and sales growth through an enhanced corporate and solution package. The key elements of this package include :

*    Acquisitions to gain clients and sales plus new synergistic
     products/services   discussions are already underway with a small number
     of select companies;
*    expansion of market coverage to the  United Kingdom as part of
     visionGATEWAY's Global Distribution Network   three new distribution
     arrangements have been completed and business development is well
     underway   a key announcement re the commencement of sales activities through Avnet Partner Solutions in the UK has just been made that will have an immediate impact on revenue in the first half of 2006;
*    release in December 2005 of the new INTERScepter version for the Home,
     SOHO (Small Office Home Office) and SMB markets   it is available in a
     single box version and as a "solution on a chip" installed inside routers/modems;
*    additional synergistic products particularly in internet security that
     provide greater opportunity for sales   two new partnerships with
     Netintelligence and Securemail from UK were established;
*    special sales focus on key target market segments as well as Higher
     Education   Financial Services (compliance solutions), Technology,
     Telecommunications/ISP's, SMB, Home/SOHO   for specialist solutions;
     and,
* preparation for expansion to Asian markets - looking to the second half of 2006, Alan Boyd, now a VGWA Director, who has a long experience in product acquisition, which he headed at Microsoft for many years in the 1980's, sees the visionGATEWAY Global Distribution Network being built to feed off the specialist products that visionGateway both develops and sources, particularly for the rapidly expanding Chinese market where Mr. Boyd has built strong distribution arrangements.

visionGATEWAY's product innovation for its INTERScepter solution continued with the release of the Linux platform version in late 2004, and now in December 2005 reaches a major milestone with the release of the version for the Home/SOHO markets. INTERScepter@Home is engineered using the visionGATEWAY "NG" platform that has been developed by the R&D team as the foundation for all future INTERScepter product variations. Designed so it can be embedded onto ADSL/Cable Modems and Wired/Wireless routers, INTERScepter@Home is specifically targeted as a unique solution for the home, home office and small business market segments. It is further facilitated by not only providing a single system solution, but also providing a "solution on a chip" to be OEM'd with communications systems manufacturers and communications bandwidth suppliers, particularly the ISP market. Discussions with systems manufacturers have commenced in all regions.

As a result of the association with Avnet Partner Solutions and visionGATEWAY's membership of IBM's PartnerWorld for Developers, an arrangement has also been established between visionGATEWAY and IBM to facilitate the implementation and marketing of the INTERScepter Enterprise Solution on IBM's OpenPower platform from early 2006.

Internet Resource Management is now becoming recognised as one of the top priorities of many organisations. INTERScepter TM is designed to alleviate the escalating problems associated with Internet usage in business, education and government marketplaces. Employee productivity, risk management and corporate compliance are major business issues being addressed by the solution. The INTERScepter TM enterprise solution empowers managers to effectively control, schedule and utilise costly Internet resources, while placing responsibility on users to self manage and modify their Internet usage behaviour.

Now the INTERScepter Home/Office Edition can provide the perfect solution to manage and control a broadband Internet connection in the home or small office environment where Internet access is usually uncontrolled and open to security
risks.   This product also provides a very cost effective solution for corporates with remote small offices in various locations providing the ability to upload remote usage information to a central INTERScepter database. Similarly INTERScepter Home provides a solution to companies, particularly in the Technology sector, who are moving towards establishing a larger percentage of "home workers" who need to be monitored and controlled to ensure performance levels are being met.

visionGATEWAY markets its solutions through a network of distribution and channel partners throughout the world. visionGATEWAY's business model is to use these outsourced sales channels to rapidly extend reach globally and to offer substantial margin to its channel partners, which encourages early and considerable commitment. As a result of the new innovations in our product range and business strategies, our distribution partners and their reseller partners have begun to make specific commitments towards business development and sales activities for 2006. The sales and marketing initiatives that are underway will see a commencement of revenue under these partnerships during the first half of 2006.

As a consequence visionGATEWAY is able to announce its first level of revenue targets for 2006 based on those partner targets established so far, particularly for the UK market. Please note that these targets are, at this stage, based on sales of the INTERScepter Enterprise version License Pack, which provides a 3 year contract for a license to use the product. During the first 6 months of 2006 the number of Business Partners in the program to sell visionGATEWAY products will be reviewed and extended. visionGATEWAY has agreed INTERScepter License Net Revenue targets to achieve over the next 12 months of the equivalent of US$6 million for the INTERScepter 3 year License
Pack contract   Net Revenue to visionGATEWAY is the price paid by end users less reseller and distributor commissions. As new agreements are completed in all regions, particularly in relation to the new INTERScepter Home/SOHO versions, visionGATEWAY will update its revenue targets.

In conjunction with these new strategies and commitments to sales activities, visionGATEWAY is working with various parties to complete a new tranche of funding. As U.S. equity markets have improved in recent times the interest in business solutions such as visionGATEWAY's has also increased significantly. When the first tranche of funding is completed, sales growth is anticipated to improve markedly. The Company anticipates being able to further expand its objectives in conjunction with the completion of subsequent funding rounds during 2006.

About visionGATEWAY Inc.

visionGATEWAY, Inc. (OTCBB: VGWA), is an Enterprise Solutions Development and Distribution company with a focus on Internet Management and Security. It is
accelerating its growth in key markets   USA, UK, Australia, Asia, and Europe.

visionGATEWAY is continuing the building of its Global Distribution Network using its unique business model to grow sales through strategic partnerships these include the Avnet Partner Solutions distributorships for UK, North America and Australia/New Zealand, as well as Netintelligence and iProof in UK. The arrangements between VGWA and iProof & Netintelligence are the first of a series of worldwide distribution agreements being brokered by Alan Boyd, former head of acquisitions at Microsoft and now a Director of VGWA.

Contacts

Michael Emerson                         Martin Wotton
Chief Executive Officer                 President
visionGATEWAY Inc.                      visionGATEWAY, Inc.
Tel - US: +1-858-354-8404               Tel- Aust: +61-7-3868-1078
Tel - UK: +44-(0)7910-532445
Email: emersonmf@visiongateway.net      Email: wottonm@visiongateway.net
www.visiongateway.net                   www.visiongateway.net


Forward-Looking Statements

Statements made in this Press Release, which are not purely historical are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company, including, without limitation, (i) the Company's ability to raise capital and (ii) statements preceded by, followed by or that include the words "may," "could," "should," "expects," "projects," "anticipates," "believes," "estimates," "plans," "intends," "targets," or similar expressions.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, either nationally, internationally or in the communities in which the Company conducts its business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company's ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, governmental, regulatory and technical factors affecting the Company's operations, products, services and prices.

Accordingly, results actually received may differ materially from results expected in these statements. Forward-looking statements speak only as of the date they were made. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date such statements were made.